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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                   SUPPLEMENT DATED NOVEMBER 1, 2005 TO THE
                PROSPECTUS DATED MAY 1, 2002 (AS SUPPLEMENTED)

This supplement updates information contained in the above-referenced prospectus for the Class AA variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). Effective November 1, 2005, we are adding the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio, two portfolios of the Met Investors Series Trust (the "Trust"), as investment portfolios to your contract. This supplement also notifies you that the address of the distributor, MetLife Investors Distribution Company, has changed to 5 Park Plaza, Suite 1900, Irvine, CA 92614. Please use this address when writing to us to request a prospectus or Statement of Additional Information (SAI).

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.  FEE TABLES AND EXAMPLES

The Fee Tables and Examples contained in the prospectus for the contracts describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The following supplements the information about Met Investors Series Trust in the "Investment Portfolio Expenses" table in the prospectus.

                                                                                     NET TOTAL
                                                                                      ANNUAL
                                                                                     PORTFOLIO
                                                                                     EXPENSES
                                                                                     INCLUDING
                                                   TOTAL   CONTRACTUAL  NET TOTAL    ESTIMATED
                                                  ANNUAL     EXPENSE     ANNUAL     EXPENSES OF
                MANAGEMENT    12B-1/     OTHER   PORTFOLIO SUBSIDY OR   PORTFOLIO   UNDERLYING
                   FEES    SERVICE FEES EXPENSES EXPENSES   DEFERRAL   EXPENSES(1) PORTFOLIOS(2)
------------------------------------------------------------------------------------------------
Cyclical Growth
  and Income
ETF Portfolio..    0.45%       0.25%      0.25%    0.95%      0.15%       0.80%        1.10%
Cyclical Growth
ETF Portfolio..    0.45%       0.25%      0.25%    0.95%      0.15%       0.80%        1.15%

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(1)Met Investors Advisory LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement under which the Net Total Annual Portfolio Expenses for the shares of each portfolio will not exceed 0.80% at any time prior to April 30, 2007. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Board of Trustees of the Trust, be repaid to the Manager.

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(2)As an investor in exchange traded funds ("ETFs"), each portfolio will also bear its pro rata portion of the operating expenses of each underlying ETF in which it invests. The estimated expenses of the underlying ETFs are based upon the weighted average of the total operating expenses of the underlying ETFs for the year ended December 31, 2004 (or in the case of an Underlying ETF not in existence on December 31, 2004, estimated expenses for the year ended December 31, 2005) according to the allocation targets for such underlying ETFs in place as of the date of the prospectus for the portfolios. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying ETFs instead of the portfolios. A contract owner who chooses to invest directly in the underlying ETFs would not, however, receive the asset allocation services provided by Gallatin Asset Management, Inc. (the "Subadviser"). (See the prospectus for the portfolios for a description of the target allocation for each portfolio.)

2.  APPENDIX B: PARTICIPATING INVESTMENT PORTFOLIOS

The following information supplements the information under "Met Investors Series Trust (Class B)" in Appendix B -- Part 1 of the prospectus. For additional information about the portfolios and the underlying ETFs in which the portfolios invest, you should refer to the prospectuses for the portfolios and the underlying ETFs.

   CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

   SUBADVISER:  Gallatin Asset Management, Inc.

   INVESTMENT OBJECTIVE: The Cyclical Growth and Income ETF Portfolio seeks growth of capital and income.

   CYCLICAL GROWTH ETF PORTFOLIO

   SUBADVISER:  Gallatin Asset Management, Inc.

   INVESTMENT OBJECTIVE: The Cyclical Growth ETF Portfolio seeks growth of capital.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

              First MetLife Investors
                Insurance Company
              200 Park Avenue
              New York, NY 10166

              MetLife Investors          Telephone: 800-989-3752
                Distribution Company
              5 Park Plaza, Suite 1900
              Irvine, CA 92614

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